                                                                      EXHIBIT 21

                 AMES DEPARTMENT STORES, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT

     As of January 30, 1999, the subsidiaries of the Company were as follows:

                                                                                                      STATE OF
                                                      NAME                                          INCORPORATION
                                                                                                    -------------
Ames Transportation Systems, Inc.................................................................   Delaware
Ames Realty II, Inc..............................................................................   Delaware
HSC Acquisition Corp.............................................................................   Delaware
  Hills Stores Company...........................................................................   Delaware
     Hills Department Store Company..............................................................   Delaware
       Canton Advertising, Inc...................................................................   Massachusetts
       HDS Transport, Inc........................................................................   Ohio
       Corporate Vision, Inc.....................................................................   Massachusetts
       Hills Distributing Company................................................................   Delaware
Ames FS, Inc.....................................................................................   Delaware
  AMD, Inc.......................................................................................   Delaware
     Ames Merchandising Corporation..............................................................   Delaware

     As of March 31, 1999, the subsidiaries of the Company were restructured as follows:

                                                                                                      STATE OF
                                                      NAME                                          INCORPORATION
                                                                                                    -------------
Ames Transportation Systems, Inc.................................................................   Delaware
Ames Realty II, Inc..............................................................................   Delaware
Hills Stores Company.............................................................................   Delaware
  Hills Department Store Company.................................................................   Delaware
     Canton Advertising, Inc.....................................................................   Massachusetts
     HDS Transport, Inc..........................................................................   Ohio
     Corporate Vision, Inc.......................................................................   Massachusetts
     Hills Distributing Company..................................................................   Delaware
Ames FS, Inc.....................................................................................   Delaware
  AMD, Inc.......................................................................................   Delaware
     Ames Merchandising Corporation..............................................................   Delaware